Exhibit 10.4

                                Capital Structure


Common Stock

As of June 30, 1999 the Company had 10,090,295 shares of Common Stock issued and outstanding and 18,821 shares of subscribed stock.

Options and Warrants

As of June 30, 1999 the Company has outstanding options and warrants as follows:

Options outstanding under the Fiscal Year 1994 Incentive Compensation Plan and the Non Employee Director Compensation Plan:

                                         Vesting Date   Expires

Director Plan ($1.55)         11,112        Vested      8/19/02
              ($2.04)         11,112        Vested      8/19/02
              ($2.91)         11,112        Vested     11/17/03
  Total Director Plan         33,336


Incentive     ($1.80)          3,612        Vested      7/22/99
Compensation  ($2.50)         40,000        Vested*    12/31/01
Plan          ($2.70)         27,778        Vested     12/31/02
              ($3.04)          1,112        Vested      1/28/01
              ($3.60)         11,161        Vested     12/31/01
              ($3.60)          1,600        Vested     03/03/00
              ($3.60)            927        Vested     10/31/99
              ($3.60)         19,445        Vested       8/1/00
              ($3.60)          1,734        Vested     03/03/00
              ($3.60)         19,954        Vested     12/31/02
              ($3.60)          1,019        Vested     03/18/00
              ($3.60)          7,750        Vested     06/30/00
              ($3.60)          1,038        9/1/99+    12/31/02
              ($3.60)         26,251       4/30/00+    12/31/02
              ($3.60)         26,251       4/30/01+    12/31/02
              ($3.60)         26,251       4/30/02+    12/31/02
              ($3.72)          1,112        Vested      8/31/00
              ($4.05)          1,112        Vested     11/30/00
              ($5.40)          1,600        Vested     03/03/00
              ($5.40)         13,303        Vested     12/31/01
              ($5.40)          4,276        Vested      6/30/00
              ($5.40)          1,926        8/4/99+    12/31/01
              ($5.40)          1,482       8/11/99+    12/31/01
              ($5.40)         10,613      11/19/99+    12/31/02
              ($5.40)          1,556        3/4/00+    12/31/02
              ($5.40)          1,038       3/16/00+    12/31/02
              ($5.40)          1,464        4/1/00+    12/31/02
              ($5.40)          1,038        6/1/00+    12/31/02
              ($5.40)          1,038        9/1/00+    12/31/02
              ($5.63)          1,112        Vested      5/31/00
              ($7.20)         11,112        Vested     12/31/01
              ($7.20)          1,334        2/3/00+    12/31/01
              ($7.20)            770      12/16/99+    12/31/01
              ($7.20)          1,926        8/4/00+    12/31/01
              ($7.20)          1,482       8/11/00+    12/31/01
              ($7.20)          4,417       9/15/99+    12/31/01
              ($7.20)         10,613      11/19/00+    12/31/00
              ($7.20)          1,556       3/04/01+    12/31/02
              ($7.20)          1,038       3/16/01+    12/31/02
              ($7.20)          1,464        4/1/01+    12/31/02
              ($7.20)          1,038        6/1/01+    12/31/02
              ($7.20)          1,038        9/1/01+    12/31/02
              ($7.20)         18,381       4/30/00+    12/31/02
              ($7.20)         18,381       4/30/01+    12/31/02
              ($7.20)         18,381       4/30/02+    12/31/02
              ($9.00)         11,112        Vested     12/31/01
             ($11.25)         11,112       9/15/99+    12/31/01
             ($13.50)         11,112       9/15/99+    12/31/01
             ($13.50)         28,898       4/30/00+    12/31/02
             ($13.50)         28,898       4/30/01+    12/31/02
             ($13.50)         28,898       4/30/02+    12/31/02
                             -------
       Total Employee        471,514

  Total Director Plan
   and Incentive Plan        504,850
                             =======

           +Non-vested employee options equal            290,683

      Warrants outstanding as of June 30, 1999 consist of the following:

      $2.25 warrants:
       exercisable 1/01/00  through 12/31/01               356,000
                                                         ---------
                       Total $2.25 warrants                356,000

      $2.70 warrants:
       exercisable 1/22/96 through 1/21/01:                  1,115
       exercisable 8/21/96 through 8/20/01:                 16,112
       exercisable 9/13/96 through 9/12/01:                    919
       exercisable 3/01/99 through 12/31/02:                27,778
                                                         ---------
                       Total $2.70 warrants                 45,924

      $3.60 warrants:
       exercisable 11/2/98 through 12/31/02:                18,519
       exercisable 12/1/98 through 12/31/02                 18,519
       exercisable 12/01/99 through 12/31/02:               18,519+
       exercisable 4/30/00 through 12/31/02                 26,251+
       exercisable 4/30/01 through 12/31/02                 26,251+
       exercisable 4/30/02 through 12/31/02                 26,251+
                                                         ---------
                       Total $3.60 warrants                134,310

      $4.50 warrants:
       exercisable 8/21/96 through 8/20/01                  11,112
                      Total $4.50 warrants                  11,112
      $5.40 warrants:
       exercisable 2/1/97 through 12/31/01:                 11,112
       exercisable 4/21/97 through 4/20/02:                  3,148
       exercisable 6/5/97 through 6/30/00:                  27,779
       exercisable 3/1/98 through 10/1/99:                  55,556
       exercisable 6/9/98 through 12/31/01:                  4,167
                                                         ---------
                      Total $5.40 warrants                 101,762

      $7.20 warrants:
       exercisable 2/1/97 through 12/31/01:                 11,112
       exercisable 12/01/00 through 12/31/02:               18,519+
       exercisable 4/30/00 through 12/31/02                 18,381+
       exercisable 4/30/01 through 12/31/02                 18,381+
       exercisable 4/30/02 through 12/31/02                 18,381+
                                                         ---------
                      Total $7.20 warrants                  84,774

      $8.00 warrants:
      exercisable 1/01/00 through 12/31/01:              3,988,513
                                                         ---------
              Total $8.00 warrants + dividend            3,988,513

      $9.00 warrants:
       exercisable 2/1/97 through 12/31/01:                 11,112
                      Total $9.00 warrants                  11,112

      $11.25 warrants:
       exercisable 2/1/97 through 12/31/01:                 11,112
                      Total $11.25 warrants                 11,112

      $13.50 warrants:
       exercisable 2/1/97 through 12/31/01:                 11,112
       exercisable 1/1/00 through 12/31/01:              3,545,476
       exercisable 4/30/00 through 12/31/02                 28,898+
       exercisable 4/30/01 through 12/31/02                 28,898+
       exercisable 4/30/02 through 12/31/02                 28,898+
                                                         ---------
                      Total $13.50 warrants              3,643,282

Total of all warrants currently outstanding              8,387,901


      +Non-vested employee warrants equal                   257,628



Convertible Notes


      The entire outstanding balances of the three notes held by LoTayLingKyur, Inc. ("LTLK"), a shareholder, and the LTLK Defined Benefit Plan ("DBP"), also a shareholder, may be converted as of June 30, 1999, into the Company's common stock as follows:

                                                    Convertible at
      Principal      Interet        Total        $1.80 per share for
      ---------      --------    -------------   --------------------

1.    $993,622.84  $11,121.59    $1,004,744.43     558,191 shares

2.    $626,667       $8,288.10      $634,955.18     352,753 shares

3.    $260,000       $3,438.71      $$263,438.71    146,355 shares


      The entire outstanding balance of the note held by Harley Northrop, a shareholder, may be converted as of June 30, 1999 into the Company's common stock as follows:


                                                    Convertible at
      Principal      Interest        Total        $2.00 per share for
      ------------   ----------     ----------    --------------------

1.    $260,000.00    $51,049.72     311,049.72      155,525 shares

--------
1 This option becomes exercisable on 01/01/00.